GLOBAL             PARTNERS             INCOME             FUND             INC.

September 19, 2002

Dear Shareholder:

Enclosed herein is the annual report for Global Partners Income Fund Inc. ('Fund') for the year ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Co-Chairman of the board of the Fund replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW(1)

During the year ended August 31, 2002, the Fund distributed income dividends to shareholders totaling $1.43 per share. The table on the following page details the annualized distribution rates and annual total return based on the Fund's August 31, 2002 net asset value ('NAV') per share and its New York Stock Exchange ('NYSE') closing price.(2)



---------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.

GLOBAL             PARTNERS             INCOME             FUND             INC.

        PRICE               ANNUALIZED             ANNUAL
      PER SHARE         DISTRIBUTION RATE(3)   TOTAL RETURN(3)
      ---------         --------------------   ---------------
$ 8.88 (NAV)                  16.05%              (4.85)%
$10.43 (NYSE)                 13.66%              (0.25)%

In comparison, the Fund's Lipper Inc. ('Lipper')(4) peer group of emerging markets debt funds returned 2.67% based on NAV for the same period.

INVESTMENT STRATEGY

The Fund's investment objective is to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign(5) debt securities. As a secondary objective, the Fund will seek capital appreciation. Currently, the Fund invests approximately 50% of its total assets in high-yield U.S. corporate debt securities and 50% of its total assets in high-yield foreign sovereign debt securities and high-yield non-U.S. corporate debt securities. The Fund has adopted a policy to provide stockholders of the Fund with at least 60 days prior notice of any changes to the investment policy adopted if the Investment Company Act of 1940 requires such notice.

U.S. HIGH-YIELD BONDS

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

For the year ended August 31, 2002, the U.S. high-yield market returned negative 8.51%, as measured by the Salomon Smith Barney High Yield Market Index ('SSB High Yield Market Index')(6). The September 11th tragedy caused the high-yield market to record its worst month of performance (negative 7.20%) since the SSB High Yield Market Index began in January 1989. These events introduced heightened volatility into the high-yield market and had a particularly adverse impact on



---------
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.11875 for twelve months. This rate is as of August 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.

(4) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended August 31, 2002, calculated among 12 funds in the emerging markets debt funds category.

(5) Sovereign bonds are bonds issued by non-U.S. governments.

(6) The SSB High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

GLOBAL             PARTNERS             INCOME             FUND             INC.

valuations of bonds from issuers in industries with more cyclical exposure, or with exposure to the tourism and airline sectors.

Despite continued economic weakness and the uncertain economic consequences of the events of September 11th, the high-yield market rebounded over the next several months following the poor September performance. Strong U.S. Treasury security gains, bargain hunters in search of oversold credits, and the reversal of mutual-fund flows to $4.7 billion of inflows compared to almost $2 billion in redemptions in September contributed to the market rally.

During early 2002, the market struggled higher as encouraging economic data, strong equity markets and large mutual-fund inflows were offset by increased volatility caused by Enron's collapse and the related accounting concerns and increased downgrade activity by the rating agencies. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the high-grade market to reprice lower and prompting large mutual-fund outflows as investors fled riskier securities. In addition, new economic data sparked concerns that a recovery would be slower than expected.

In June, WorldCom Inc. disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to an 8.81% decline in the high-yield market. The decline culminated in the arrest of senior Adelphia Communications executives, WorldCom's Chapter 11 bankruptcy and the passing of the August 14 financial-certification deadline without additional surprises. More positive economic data, lower volatility in the equity markets and a reversal of fund flows to net inflows then propelled the high-yield market higher in the second half of August.

For the period, the high-yield market's top-performing sectors included containers, restaurants, consumer products, energy, capital goods and industrials. Containers benefited from lower raw-material prices and an improving economy. Operational improvements and asset sales enabled restaurants to return from oversold prices in the prior year. Consumer products benefited from a flight to quality. Energy outperformed due to high oil prices. Capital goods and industrials benefited as investors focused on companies with steady cash flows, easy-to-understand businesses and improving business outlooks.

The worst performers included telecommunications, airlines, cable, utilities, automotive and technology. Telecommunications suffered from WorldCom's bankruptcy, accounting investigations at Qwest, Corp. and deteriorating industry fundamentals. Airlines were negatively impacted by the terror attacks and subsequent dramatic slowdown in air travel. Adelphia Communications' disclosure of off-balance-sheet debt and other accounting problems caused the entire cable sector to decline as investors reconsidered industry leverage, liquidity and valuations. Utilities suffered as Enron's bankruptcy caused investors to view utilities as riskier investments with high leverage. Automotive suffered due to the falloff in production schedules and continued pricing pressure from

GLOBAL             PARTNERS             INCOME             FUND             INC.

original-equipment manufacturers. Technology declined as capital spending failed to show signs of improvement as corporations focused on cutting costs.

In terms of credit quality, BB, B and CCC issues generated returns of negative 7.42%, negative 6.80% and negative 21.60% respectively, as investors sought safety in the higher-quality credit tiers.

The Fund's performance was helped by overweighting consumer products, gaming, healthcare and retail, and by underweighting telecommunications, airlines, automotive and utilities. The Fund's performance was adversely affected, however, by underweighting containers and by overweighting cable and technology. During this period the Fund added several higher-quality media and telecommunications names that traded down to attractive levels due to investment-grade selling.

On August 31, 2002, the high-yield market yielded 12.85%, up from 11.75% on August 31, 2001. The excess yield over U.S. Treasury securities was 9.33%, an increase from 7.28% on August 31, 2001. We believe that these levels represent attractive long-term value.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Going forward, valuations in the market continue to appear attractive at yields in excess of 12.5%, yet we remain somewhat cautious as we believe that several factors, including (i) high global default rates and credit-rating downgrades,
(ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum.

In light of these conditions, we are focusing on selected opportunities in the single-B sector that present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower-quality investment-grade and crossover (investment grade/high yield) bonds.

EMERGING-MARKETS DEBT(7)

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

The annual period ending August 31, 2002, was characterized by a number of developments that affected investors' assessments of risk. The September 11th terrorist attacks; war in Afghanistan; volatile and declining equity markets; and corporate scandals including Enron Corp., WorldCom Inc., Tyco International Ltd. and Adelphia Communications all contributed to heightened risk-aversion. In this volatile environment, many emerging-market countries (aside from Argentina and Brazil) performed well. In addition, higher quality high-yield credits performed relatively well.


---------
(7) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Emerging-markets debt returned negative 1.07% for the Fund's annual period ending August 31, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(8). Political developments drove performance in Brazil (down 8.94% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina (down 62.05% for the period) also weighed on the asset class. However, Argentina does not have the impact it once did, as it now only reflects 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 14 countries out of 17 outperformed the EMBI+ return for the Fund's annual period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility for the Fund's annual period. Oil prices traded in a range from $17.45 to $30.11 per barrel and closed the period at $28.98. At a September 18 meeting, the Organization of Petroleum Exporting Countries ('OPEC')(9) maintained its production quota at an 11-year low of 21.7 million barrels per day.

Return volatility(10) for emerging-markets debt varied over the period. Return volatility for the year ended August 31, 2002 was 11.78%. Volatility for the period was highest during the fourth calendar quarter of 2001 in the aftermath of the September 11th terrorist attacks and the demise of the Argentine economy. Volatility for the month of August increased to 15.16% as investors responded to weakness in Brazil as well as problems in the high-yield market.

LATIN AMERICA

Latin American debt as a region returned negative 14.28% for the year, as measured by the EMBI+. The region was affected by the turmoil in Argentina and more recently, by political and fiscal uncertainty in Brazil. Ecuador's inability to reach an agreement with the International Monetary Fund ('IMF')(11) has weighed on the markets recently.

ECUADORIAN DEBT returned 6.95% for the year, as measured by the EMBI+. While the country continues to post positive Gross Domestic Product ('GDP')(12) growth and better credit fundamentals due to better tax collection and higher oil prices, the country's inability to secure an IMF agreement in June is behind the spread widening and recent poor performance. On a positive note, Ecuador recently appointed a new Finance Minister, Francisco Arosemena, who we believe will help the country reach an agreement with the IMF.



---------
(8) The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(9) OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the Organization.

(10) Return volatility is the standard deviation of monthly returns over the period being measured.

(11) The IMF is an organization of 183 member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

(12) GDP is the market value of goods and services produced by labor and property in a given country.

GLOBAL             PARTNERS             INCOME             FUND             INC.

BRAZILIAN DEBT returned negative 8.94% for the year, one of the worst performers in the EMBI+. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in the country. Investors are focused on the outcome of the upcoming October 6 Presidential election.

ARGENTINE DEBT returned negative 62.05% for the year as measured by the EMBI+. Following the country's default on all external debt obligations in December 2001, policymakers have continued to struggle to free the economy from recession. Argentina must resolve a number of big issues before it can talk with investors about restructuring. Those issues include electing a new president, choosing a currency and resolving the banking crisis. Much uncertainty remains over how the situation in Argentina will play out over the next 12-18 months. We remain underweight Argentine debt and continue to monitor developments very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries, which represent 40% of the EMBI+ market capitalization, outperformed the Latin American region for the year, returning 27.35%.

RUSSIAN DEBT, the best performer for the year, returned 40.09%. The Russian economy continues to benefit from high domestic consumption and high oil prices. Russia is now rated BB - (or equivalent) by all the major credit-rating agencies.

TURKISH DEBT returned 19.14% for the year. The country's strategic importance combined with its improved relations with the IMF has attracted recent investor interest. The domestic economy has stabilized with a return of confidence, a lowering of interest rates and a stronger currency. Early in the summer, concerns over Prime Minister Ecevit's health unsettled the market, ultimately leading to early elections. However, this past month the tone in Turkey has turned positive with the passage of key European Union accession legislation and the scheduling of elections for November 3. We continue to remain overweight Turkish sovereign debt.

BULGARIAN DEBT returned 15.80% for the year. Bulgaria outperformed the EMBI+ for the period, in large part because the government's fiscal performance and active management of its liabilities have been excellent.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Emerging markets as measured by the EMBI+ returned negative 1.07% for the Fund's annual period. Market returns were influenced by the events described above in the context of an extremely difficult environment for financial markets. Emerging-market sovereign spreads(13) as measured by the EMBI+ ended the annual period at 886 basis points(14) over Treasuries. We believe that spreads are likely to remain volatile, in line with overall cautious market sentiment.





---------
(13) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(14) A basis point is 0.01%, or one one-hundredth of a percent.

GLOBAL             PARTNERS             INCOME             FUND             INC.

LOOKING FOR ADDITIONAL INFORMATION?

The Global Partners Income Fund Inc. is traded on the New York Stock Exchange under the symbol 'GDF.' Daily closing prices are available online under symbol 'XGDFX' and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time
(EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in the Global Partners Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


R. JAY GERKEN                               STEPHEN TREADWAY
R. Jay Gerken                               Stephen Treadway
Co-Chairman of the Board                    Co-Chairman of the Board

PETER J. WILBY, CFA                         BETH A. SEMMEL, CFA
Peter J. Wilby, CFA                         Beth A. Semmel, CFA
President                                   Executive Vice President

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of August 31, 2002 and are subject to change.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Schedule of Investments
August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 47.5%
Basic Industries -- 6.0%
$   525,000         aaipharma Inc., 11.000% due 4/1/10..........................  $    467,250
    450,000         Abitibi-Consolidated Inc., 8.850% due 8/1/30................       449,610
    450,000         Acetex Corp., 10.875% due 8/1/09............................       470,250
    375,000         Airgas Inc., 9.125% due 10/1/11.............................       399,375
    400,000         Applied Extrusion Technologies, Inc., 10.750% due 7/1/11....       332,000
                    Georgia-Pacific Corp.:
    475,000           7.500% due 5/15/06........................................       444,543
    250,000           9.625% due 3/15/22........................................       216,771
    225,000           8.875% due 5/15/31........................................       182,734
    800,000         ISP Chemco Inc., 10.250% due 7/1/11.........................       804,000
    500,000         Luscar Coal Ltd., 9.750% due 10/15/11.......................       537,500
    500,000         Methanex Corp., 8.750% due 8/15/12..........................       515,000
    315,000         Millennium America Inc., 9.250% due 6/15/08.................       329,175
    300,000         NMHG Holdings Co., 10.000% due 5/15/09 (b)..................       304,500
    500,000         Noveon Inc., 11.000% due 2/28/11............................       537,500
  1,000,000         OM Group Inc., 9.250% due 12/15/11..........................     1,005,000
    675,000         P&L Coal Holdings Corp., 9.625% due 5/15/08.................       712,125
    500,000         Plastipak Holdings Inc., 10.750% due 9/1/11.................       535,000
    675,000         Radnor Holdings Corp., 10.000% due 12/1/03..................       604,125
  1,000,000         Riverwood International Corp., 10.625% due 8/1/07...........     1,040,000
    850,000         Trimas Corp., 9.875% due 6/15/12 (b)........................       845,750
    450,000         UCAR Finance Inc., 10.250% due 2/15/12......................       454,500
                                                                                  ------------
                                                                                    11,186,708
                                                                                  ------------
Consumer Cyclicals  -- 4.1%
                    Advance Stores Co. Inc.:
    350,000           10.250% due 4/15/08.......................................       366,188
    750,000           Series B, 10.250% due 4/15/08.............................       784,687
                    Cole National Group, Inc.:
    750,000           8.625% due 8/15/07........................................       746,250
    250,000           8.875% due 5/15/12........................................       248,750
    875,000         Finlay Fine Jewelry Corp., 8.375% due 5/1/08................       831,250
                    The Gap Inc.:
    150,000           6.900% due 9/15/07........................................       133,664
    565,000           10.550% due 12/15/08......................................       560,106
    750,000         HMH Properties, Inc., 8.450% due 12/1/08....................       730,313
    125,000         Host Marriott L.P., 9.500% due 1/15/07......................       127,656
    250,000         Icon Health & Fitness Inc., 11.250% due 4/1/12 (b)..........       242,500
    500,000         John Q. Hamons Hotels, Inc., 8.875% due 5/15/12.............       487,500
    425,000         Levi Strauss & Co., 11.625% due 1/15/08.....................       359,125

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Cyclicals -- 4.1% (continued)
$   680,000         Mattress Discounters Co., 12.625% due 7/15/07 (c)(d)........  $    125,800
    500,000         Saks Inc., 9.875% due 10/1/11...............................       482,500
    700,000         Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12
                     (b)........................................................       687,750
    600,000         Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08..............       561,799
                                                                                  ------------
                                                                                     7,475,838
                                                                                  ------------
Consumer Non-Cyclicals -- 8.8%
    500,000         Applica Inc., 10.000% due 7/31/08...........................       512,500
  1,000,000         Argosy Gaming Co., 10.750% due 6/1/09.......................     1,092,500
    650,000         Aztar Corp., 8.875% due 5/15/07.............................       656,500
    750,000         Coast Hotels & Casinos, 9.500% due 4/1/09...................       781,875
  1,175,000         CONMED Corp., 9.000% due 3/15/08............................     1,186,750
    450,000         Extendicare Health Services Inc., 9.500% due 7/1/10 (b).....       450,000
    175,000         Harrah's Operating Co. Inc., 7.875% due 12/15/05............       182,875
  1,461,000         Hines Horticulture, Inc., 12.750% due 10/15/05..............     1,526,745
    650,000         Home Interiors & Gifts Inc., 10.125% due 6/1/08.............       610,188
    750,000         Horseshoe Gaming LLC, 8.625% due 5/15/09....................       781,875
  1,125,000         IASIS Healthcare Corp., 13.000% due 10/15/09................     1,153,125
    550,000         InSight Health Services Corp., 9.875% due 11/1/11...........       540,375
    750,000         MGM MIRAGE, 9.750% due 6/1/07...............................       813,750
    725,000         North Atlantic Trading Co., 11.000% due 6/15/04.............       725,000
                    Park Place Entertainment Corp.:
    625,000           7.875% due 12/15/05.......................................       634,375
    425,000           8.875% due 9/15/08........................................       440,938
    375,000         PETCO Animal Supplies, Inc., 10.750% due 11/1/11............       401,250
    825,000         Playtex Products, Inc., 9.375% due 6/1/11...................       886,875
                    Rite Aid Corp.:
    975,000           7.625% due 4/15/05........................................       716,625
    100,000           11.250% due 7/1/08........................................        70,500
    250,000         Smithfield Foods Inc., 8.000% due 10/15/09..................       240,000
  1,000,000         Station Casinos Inc., 8.375% due 2/15/08....................     1,045,000
    500,000         Sun International Hotels Ltd., 8.875% due 8/15/11 (b).......       504,375
    475,000         Venetian Casino Resort LLC, 11.000% due 6/15/10 (b).........       479,156
    375,000         Vlasic Foods International Inc., 10.250% due 7/1/09
                     (c)(d).....................................................        69,375
                                                                                  ------------
                                                                                    16,502,527
                                                                                  ------------
Energy -- 4.3%
  1,000,000         Devon Energy Corp., 10.250% due 11/1/05.....................     1,178,149
    375,000         Forest Oil Corp., 8.000% due 6/15/08........................       384,375
    750,000         Grey Wolf, Inc., 8.875% due 7/1/07..........................       765,000
     83,000         Key Energy Services Inc., 14.000% due 1/15/09...............        96,695
    625,000         Magnum Hunter Resources, Inc., 9.600% due 3/15/12...........       640,625

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Energy -- 4.3% (continued)
$   250,000         Nuevo Energy Co., 9.375% due 10/1/10........................  $    253,750
  1,000,000         Pride International, Inc., 9.375% due 5/1/07................     1,050,000
  2,000,000         United Refining Co., 10.750% due 6/15/07....................     1,550,000
    675,000         Vintage Petroleum, Inc., 9.750% due 6/30/09.................       678,375
    810,000         Western Gas Resources, 10.000% due 6/15/09..................       854,550
    500,000         Westport Resources Corp., 8.250% due 11/1/11................       517,500
                                                                                  ------------
                                                                                     7,969,019
                                                                                  ------------
Finance Services -- 1.4%
    987,700         Airplanes Pass-Through Trust, 10.875% due 3/15/12...........        49,385
    825,000         FelCor Lodging Trust Inc., 9.500% due 9/15/08...............       841,500
  1,000,000         MeriStar Hospitality Corp., 9.125% due 1/15/11..............       945,000
    750,000         Sovereign Bancorp, Inc., 10.500% due 11/15/06...............       836,250
                                                                                  ------------
                                                                                     2,672,135
                                                                                  ------------
Housing Related -- 0.5%
    875,000         Nortek, Inc., 8.875% due 8/1/08.............................       879,375
                                                                                  ------------
Manufacturing -- 2.2%
    500,000         Alliant Techsystems Inc., 8.500% due 5/15/11................       526,250
    550,000         ArvinMeritor, Inc., 6.800% due 2/15/09......................       530,458
    425,000         Fedders North America Inc., 9.375% due 8/15/07..............       334,156
    500,000         Ford Motor Co., 7.450% due 7/16/31..........................       436,343
    475,000         Ford Motor Credit Co., 7.250% due 10/25/11..................       457,337
    500,000         Moll Industries, Inc., 10.500% due 7/1/08 (c)(d)............        62,500
    450,000         Sequa Corp., 9.000% due 8/1/09..............................       427,500
    350,000         Sybron Dental Specialties, Inc., 8.125% due 6/15/12 (b).....       348,250
  1,000,000         Terex Corp., 10.375% due 4/1/11.............................     1,040,000
                                                                                  ------------
                                                                                     4,162,794
                                                                                  ------------
Media and Cable  -- 8.4%
    700,000         AOL Time Warner Inc., 7.625% due 4/15/31....................       585,753
                    Charter Communications Holdings, LLC:
    275,000           8.625% due 4/1/09.........................................       191,125
    600,000           10.750% due 10/1/09.......................................       423,000
    250,000           10.250% due 1/15/10.......................................       175,000
    150,000           10.000% due 5/15/11.......................................       105,000
    600,000           Zero coupon until 1/15/05,11.750% thereafter), due 1/15/10       255,000
  1,050,000           Zero coupon until 1/15/06,13.500% thereafter), due 1/15/11       404,250
  1,755,000           Zero coupon until 4/1/04, (9.920% thereafter), d 4/1/11...       851,175
    475,000           Zero coupon until 5/15/06,11.750% thereafter), due 5/15/11       180,500

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 8.4% (continued)
                    CSC Holdings Inc.:
$ 1,425,000           9.875% due 2/15/13........................................  $  1,075,875
  1,100,000           10.500% due 5/15/16.......................................       830,500
    475,000         EchoStar Broadband Corp., 10.375% due 10/1/07...............       486,875
                    EchoStar DBS Corp.:
    775,000           9.125% due 1/15/09 (b)....................................       759,500
    875,000           9.375% due 2/1/09.........................................       875,000
    600,000         Insight Midwest Corp., 10.500% due 11/1/10..................       543,000
  1,050,000         LIN Television Corp., 8.000% due 1/15/08....................     1,071,000
     50,000         Mediacom Broadband LLC, 11.000% due 7/15/13.................        46,000
    700,000         Mediacom LLC, 9.500% due 1/15/13............................       574,000
    550,000         Nextmedia Operating Inc., 10.750% due 7/1/11................       533,500
                    NTL Communications Corp.:
    180,000           11.500% due 10/1/08 (c)(d)................................        29,700
    900,000           Zero coupon until 10/1/03,12.375% thereafter), due
                      10/1/08....................................................      130,500
                    NTL Inc.:
    100,000           12.750% due 4/15/05 (c)(d)................................        15,500
    375,000           11.500% due 2/1/06 (c)(d).................................        61,875
    800,000           10.000% due 2/15/07 (c)(d)................................       132,000
    750,000           Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08.       112,500
    750,000         R.H. Donnelly Inc., 9.125% due 6/1/08.......................       769,688
  1,000,000         Radio One, Inc., 8.875% due 7/1/11..........................     1,037,500
  1,000,000         Rogers Communications Inc., 8.875% due 7/15/07..............       855,000
                    Telewest Communication PLC:
  1,065,000           11.250% due 11/1/08.......................................       165,075
    390,000           Zero coupon until 2/1/05, (11.375% thereafter), due
                      2/1/10.....................................................       48,750
    150,000         Time Warner Entertainment Co., 8.375% due 7/15/33...........       142,523
    250,000         Time Warner Inc., 6.625% due 5/15/29........................       191,144
                    United Pan-European Communications N.V.:
    100,000           10.875% due 8/1/09 (c)(d).................................         4,000
  1,075,000           11.250% due 2/1/10 (c)(d).................................        43,000
    675,000           11.500% due 2/1/10 (c)(d).................................        27,000
    850,000           Zero coupon until 11/1/04, (13.375% thereafter), due
                      11/1/09....................................................       23,375
    325,000           Zero coupon until 2/1/05, (13.750% thereafter), due
                      2/1/10.....................................................        8,938
    900,000         Yell Finance BV, 10.750% due 8/1/11.........................       918,000
                    World Color Press, Inc.:
    875,000           8.375% due 11/15/08.......................................       932,635
    125,000           7.750% due 2/15/09........................................       125,594
                                                                                  ------------
                                                                                    15,740,350
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Services and Other -- 3.4%
                    Allied Waste North America Inc.:
$ 1,125,000           7.875% due 1/1/09.........................................  $  1,102,500
    325,000           10.000% due 8/1/09........................................       321,750
  1,525,000         American Tower Corp., 9.375% due 2/1/09.....................       953,125
    550,000         COMFORCE Operating Inc., 12.000% due 12/1/07................       321,750
                    Crown Castle International Corp.:
    150,000           9.000% due 5/15/11........................................        93,750
  1,025,000           10.750% due 8/1/11........................................       686,750
    125,000           Zero coupon until 5/15/04, (10.375% thereafter), due
                      5/15/11...................................................        54,375
  1,000,000         DynCorp Inc., 9.500% due 3/1/07.............................     1,045,000
  1,250,000         Holt Group, 9.750% due 1/15/06 (c)(d).......................        28,125
    430,000         Mail-Well I Corp., 8.750% due 12/15/08......................       174,150
  1,000,000         Pierce Leahy Command Corp., 8.125% due 5/15/08..............       975,000
  2,000,000         Safety-Kleen Corp., 9.250% due 6/1/08 (c)(d)................        60,000
    775,000         SBA Communications Corp., 10.250% due 2/1/09................       449,500
                    Spectrasite Holdings Inc.:
    600,000           10.750% due 3/15/10.......................................       105,000
    400,000           Zero coupon until 7/15/03, (12.000% thereafter), due
                      7/15/08...................................................        74,000
                                                                                  ------------
                                                                                     6,444,775
                                                                                  ------------
Technology -- 2.2%
    750,000         L-3 Communications Corp., 7.625% due 6/15/12 (b)............       780,000
    275,000         Motorola Inc., 8.000% due 11/1/11...........................       267,001
    425,000         Seagate Technology HDD Holding, 8.000% due 5/15/09 (b)......       422,875
  1,100,000         Unisys Corp., 8.125% due 6/1/06.............................     1,094,500
  1,125,000         Xerox Capital Europe PLC, 5.875% due 5/15/04................       928,125
    600,000         Xerox Corp., 5.500% due 11/15/03............................       537,000
                                                                                  ------------
                                                                                     4,029,501
                                                                                  ------------
Telecommunications -- 5.2%
    425,000         American Cellular Corp., 9.500% due 10/15/09................        59,500
                    AT&T Corp.:
    925,000           7.300% due 11/15/11.......................................       875,836
  1,250,000           6.500% due 3/15/29........................................       990,755
                    AT&T Wireless Services Inc.:
    475,000           7.875% due 3/1/11.........................................       404,457
    775,000           8.125% due 5/1/12.........................................       663,877
    250,000         Dobson Communications Corp., 10.875% due 7/1/10.............       183,750
                    Global Crossing Holding Ltd.:
  1,700,000           9.125% due 11/15/06 (c)(d)................................        27,625
    250,000           9.500% due 11/15/09 (c)(d)................................         4,063

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
                    Nextel Communications, Inc.:
$   550,000           9.375% due 11/15/09.......................................  $    431,750
  1,475,000           Zero coupon until 9/15/02, (10.650% thereafter), due
                      9/15/07...................................................     1,209,500
  1,500,000           Zero coupon until 2/15/03, (9.950% thereafter), due
                      2/15/08...................................................     1,102,500
    425,000         Qwest Capital Funding, Inc., 6.875% due 7/15/28.............       206,125
    900,000         Qwest Communications International Inc., 7.500% due
                     11/1/08....................................................       481,500
  1,025,000         Qwest Corp., 8.875% due 3/15/12 (b).........................       896,875
    625,000         Rogers Cantel Inc., 8.800% due 10/1/07......................       284,375
                    Sprint Capital Corp.:
    875,000         6.875% due 11/15/28.........................................       627,814
    575,000         8.750% due 3/15/32..........................................       446,168
    254,000         TeleCorp PCS, Inc., 10.625% due 7/15/10.....................       245,110
                    Triton PCS Inc.:
    375,000           8.750% due 11/15/11.......................................       288,750
    250,000           Zero coupon until 5/1/03, (11.000% thereafter), due
                      5/1/08....................................................       187,500
    575,000         Ubiquitel Operating Co., (zero coupon until 4/15/05, 14.000%
                     thereafter), due 4/15/10...................................        43,125
                                                                                  ------------
                                                                                     9,660,955
                                                                                  ------------
Utilities -- 1.0%
    850,000         Calpine Canada Energy Finance ULC, 8.500% due 5/1/08........       471,750
                    Calpine Corp.:
    500,000           8.750% due 7/15/07........................................       265,000
    500,000           8.625% due 8/15/10........................................       272,500
  1,125,000         CMS Energy Corp., 9.875% due 10/15/07.......................       946,069
                                                                                  ------------
                                                                                     1,955,319
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $101,567,352)...............    88,679,296
                                                                                  ------------
Convertible Bonds -- 0.6%
    175,000         CIENA Corp., 3.750% due 2/1/08..............................       104,563
    750,000         Comverse Technology, Inc., 1.500% due 12/1/05...............       586,875
    600,000         i2 Technologies, Inc., 5.250% due 12/15/06..................       355,500
                                                                                  ------------

                    Total Convertible Bonds (Cost  -- $1,157,074)...............     1,046,938
                                                                                  ------------
Sovereign Bonds -- 49.9%
Argentina -- 1.0%
                    Republic of Argentina:
  1,350,000           Due 11/30/02 (c)(d).......................................       283,500
  6,107,000           Due 4/10/05 (c)(d)........................................     1,587,820
                                                                                  ------------
                                                                                     1,871,320
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Brazil -- 20.8%
                    Federal Republic of Brazil:
$   670,000           11.250% due 7/26/07.......................................  $    470,675
  5,325,000           11.500% due 3/12/08.......................................     3,707,531
 11,465,000           14.500% due 10/15/09......................................     8,742,062
 37,350,000           12.000% due 4/15/10.......................................    24,557,625
  1,475,000           10.125% due 5/15/27.......................................       792,813
    400,000           12.250% due 3/6/30........................................       234,000
    500,000           DCB, Series L, 3.125% due 4/15/12 (e).....................       248,750
                                                                                  ------------
                                                                                    38,753,456
                                                                                  ------------
Bulgaria -- 2.8%
  5,050,000         Republic of Bulgaria, 8.250% due 1/15/15....................     5,220,437
                                                                                  ------------
Ecuador -- 4.7%
                    Republic of Ecuador:
  7,475,000           12.000% due 11/15/12......................................     4,335,500
 10,307,000           6.000% due 8/15/30 (e)....................................     4,380,475
                                                                                  ------------
                                                                                     8,715,975
                                                                                  ------------
Mexico -- 2.7%
                    United Mexican States:
    500,000           8.375% due 1/14/11........................................       536,250
  4,500,000           8.300% due 8/15/31........................................     4,464,000
                                                                                  ------------
                                                                                     5,000,250
                                                                                  ------------
Peru -- 3.0%
                    Republic of Peru:
  4,900,000           FLIRB, 4.000% due 3/7/17 (e)..............................     3,123,750
  3,564,000           PDI, 4.500% due 3/7/17 (e)................................     2,512,620
                                                                                  ------------
                                                                                     5,636,370
                                                                                  ------------
Russia -- 9.1%
                    Russia:
  9,600,000           12.750% due 6/24/28.......................................    11,556,000
        540           5.000% due 3/31/30 (b)(e).................................           378
  7,850,000           5.000% due 3/31/30 (e)....................................     5,499,906
                                                                                  ------------
                                                                                    17,056,284
                                                                                  ------------
Turkey -- 4.1%
                    Republic of Turkey:
  4,570,000           12.375% due 6/15/09.......................................     4,352,925
  3,845,000           11.875% due 1/15/30.......................................     3,369,181
                                                                                  ------------
                                                                                     7,722,106
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Uruguay -- 1.7%
                    Republic of Uruguay:
$ 1,725,000           7.875% due 3/25/09........................................  $    892,688
    950,000           8.750% due 6/22/10........................................       508,250
    475,000           7.625% due 1/20/12........................................       252,938
  1,650,000           7.875% due 7/15/27........................................       800,250
  1,184,211           DCB, 2.875% due 2/19/07 (e)...............................       686,842
                                                                                  ------------
                                                                                     3,140,968
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $99,848,398)................    93,117,166
                                                                                  ------------
Loan Participations (e)(f) -- 0.2%
    470,585         Kingdom of Morocco, Tranche B, 2.5625% due 1/2/04
                     (Morgan Stanley Emerging Markets Inc.) (Cost  --
                     $459,090)..................................................       430,585
                                                                                  ------------
Debtor-In-Possession (g)(h) -- 0.8%
  1,550,000         NTL Inc., Term Loan Note, 11.000% due 12/1/02 (Cost  --
                     $1,550,000)................................................     1,550,000
                                                                                  ------------


  SHARES
------------
Common Stock (d) -- 0.1%
     12,166         Axiohm Transaction Solutions Inc. ..........................             0
     35,045         Imperial Sugar Co. .........................................        76,223
        798         Pillowtex Corp. ............................................         4,816
      5,043         Terex Corp. ................................................        99,095
     44,962         UnitedGlobalCom., Inc., Class A Shares......................        78,234
                                                                                  ------------

                    Total Common Stock (Cost  -- $1,472,241)....................       258,368
                                                                                  ------------
Escrow Shares (d)(g) -- 0.0%
  1,000,000         Imperial Sugar Co...........................................             0
    625,000         Pillowtex Corp. ............................................             0
                                                                                  ------------

                    Total Escrow Shares (Cost  -- $0)...........................             0
                                                                                  ------------
Preferred Stock -- 0.4%
         12         Anvil Holdings Inc., Series B, 13.000%......................           226
                    CSC Holdings Inc:
      8,975           Series H, 11.750% due 10/1/07.............................       549,719
      2,925           Series M, 11.125% due 4/1/08..............................       176,231
                    TCR Holding Corp. (d):
      4,091           Class B...................................................             4
      2,250           Class C...................................................             2
      5,932           Class D...................................................             6
     12,271           Class E...................................................            12
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $1,081,614).................       726,200
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 2002

WARRANTS/RIGHTS                                 SECURITY(a)                            VALUE
----------------------------------------------------------------------------------------------
Warrants and Rights (d) -- 0.1%
  1,837,246         ContiFinancial Corp., Units of Interest, (Represents
                     interests in a trust in the liquidation of ContiFinancial
                     Corp. and its affiliates.) (g).............................  $    118,236
      1,000         Glasstech Inc. (Exercise price of $0.01 per share expiring on 6/30/04. Each warrant exercisable for 0.125 shares of
                     common stock.) (g).........................................             0
      1,000         Mattress Discounters Co. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85
                     shares of Class A common stock and 0.539 shares of Class L
                     common stock.).............................................         1,500
      4,202         Pillowtex Corp., Expiring on 11/24/09.......................           420
        750         UbiquiTel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965
                     shares of common stock.)...................................         5,344
                    United Mexican States Rights:
    192,000           Series B..................................................           384
    192,000           Series C..................................................            96
    192,000           Series D..................................................            96
     39,270         Venezuela Rights............................................             0
                                                                                  ------------

                    Total Warrants and Rights (Cost  -- $163,200)...............       126,076
                                                                                  ------------


   FACE
  AMOUNT
------------
Repurchase Agreement -- 0.4%
$   805,000         State Street Bank & Trust Co., 1.770% due 9/3/02; Proceeds
                     at maturity  -- $805,158; (Fully collateralized by U.S.
                     Treasury Bonds, 8.750% due 11/15/08; Market value  --
                     $825,088) (Cost -- $805,000)...............................       805,000
                                                                                  ------------

                    Total Investments  -- 100% (Cost  -- $208,103,969)..........  $186,739,629
                                                                                  ------------
                                                                                  ------------

--------------------------------------------------------------------------------

(a) All securities segregated as collateral pursuant to loan agreement.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is currently in default.
(d) Non-income producing security.
(e) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
(g) Security is valued in accordance with fair valuation procedures.
(h) Interest rate per annum equal to the rate per annum during the immediate three month period plus 1% and not to exceed 18%.

   Abbreviations used in this schedule:

    DCB     --Debt Conversion Bond.
    FLIRB   --Front Loaded Interest Reduction Bond.
    PDI     --Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
   Investments, at value (Cost  -- $208,103,969)............  $186,739,629
   Cash.....................................................           351
   Interest receivable......................................     6,147,273
   Receivable for securities sold...........................       177,567
   Prepaid expenses.........................................        10,902
                                                              ------------
   TOTAL ASSETS.............................................   193,075,722
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    59,124,414
   Payable for securities purchased.........................       542,700
   Loan interest payable (Note 4)...........................       343,922
   Management fee payable...................................        62,171
   Accrued expenses.........................................       151,804
                                                              ------------
   TOTAL LIABILITIES........................................    60,225,011
                                                              ------------
TOTAL NET ASSETS............................................  $132,850,711
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 14,963,609 shares outstanding)..............  $     14,964
   Additional paid-in capital...............................   206,958,786
   Overdistributed net investment income....................      (129,019)
   Accumulated net realized loss from security
    transactions............................................   (52,629,680)
   Net unrealized depreciation of investments...............   (21,364,340)
                                                              ------------
TOTAL NET ASSETS............................................  $132,850,711
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($132,850,711 [div] 14,963,609
 shares outstanding)........................................         $8.88
                                                                     -----
                                                                     -----

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Statement of Operations
For the Year Ended August 31, 2002

INVESTMENT INCOME:
   Interest.................................................  $ 25,203,852
   Dividends................................................        39,215
                                                              ------------
   Total Investment Income..................................    25,243,067
                                                              ------------
EXPENSES:
   Interest expense (Note 4)................................     2,685,890
   Management fee (Note 2)..................................     1,634,460
   Loan fees................................................       137,987
   Shareholder communications...............................        62,600
   Custody..................................................        55,599
   Audit and tax services...................................        49,598
   Legal fees...............................................        48,251
   Listing fees.............................................        31,540
   Transfer agent fees......................................        31,399
   Directors' fees..........................................        31,200
   Other....................................................        28,676
                                                              ------------
   TOTAL EXPENSES...........................................     4,797,200
                                                              ------------
NET INVESTMENT INCOME.......................................    20,445,867
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   286,102,353
      Cost of securities sold...............................   298,993,922
                                                              ------------
   NET REALIZED LOSS........................................   (12,891,569)
                                                              ------------
   CHANGE IN NET UNREALIZED DEPRECIATION (NOTE 1)...........   (14,615,189)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (27,506,758)
                                                              ------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $ (7,060,891)
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 20,445,867   $ 20,388,910
   Net realized loss........................................   (12,891,569)   (17,727,748)
   (Increase) decrease in net unrealized depreciation.......   (14,615,189)     1,088,446
                                                              ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........    (7,060,891)     3,749,608
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (20,552,754)   (20,942,196)
   Capital..................................................      (676,233)      (120,661)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (21,228,987)   (21,062,857)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (121,102 and 93,967 shares issued, respectively)........     1,343,416      1,040,840
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...     1,343,416      1,040,840
                                                              ------------   ------------
DECREASE IN NET ASSETS......................................   (26,946,462)   (16,272,409)
NET ASSETS:
   Beginning of year........................................   159,797,173    176,069,582
                                                              ------------   ------------
   END OF YEAR*.............................................  $132,850,711   $159,797,173
                                                              ------------   ------------
                                                              ------------   ------------
*Includes undistributed (overdistributed) net investment
income of:..................................................     $(129,019)       $26,720
                                                              ------------   ------------
                                                              ------------   ------------

---------------------------------------
Statement of Cash Flows
For the Year Ended August 31, 2002

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
   Proceeds from sales of portfolio securities and principal
    paydowns................................................  $ 293,394,264
   Purchases of portfolio securities........................   (275,313,504)
   Net sales of short-term securities.......................      1,448,000
                                                              -------------
                                                                 19,528,760

   Net investment income....................................     20,445,867
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Amortization of net premium/discount on securities....     (3,885,558)
      Net change in receivables/payables related to
        operations..........................................    (16,203,535)
                                                              -------------
   NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES..........     19,885,534
                                                              -------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Proceeds from shares issued in reinvestment of
    distributions...........................................      1,343,416
   Distributions paid.......................................    (21,228,987)
                                                              -------------
   NET CASH FLOWS USED BY FINANCING ACTIVITIES..............    (19,885,571)
                                                              -------------
NET DECREASE IN CASH........................................            (37)
Cash, Beginning of year.....................................            388
                                                              -------------
CASH, END OF YEAR...........................................  $         351
                                                              -------------
                                                              -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements

Note 1. Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount and amortizing premium on debt obligations. For the year ended
August 31, 2002, the Fund paid interest expenses of $2,640,469.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

CHANGE IN ACCOUNTING POLICY. In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ('Guide'). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement September 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

August 31, 2002, interest income decreased by $106,887, net realized loss decreased by $76,019 and the change in net unrealized depreciation of investments decreased by $30,868. In addition, the Fund recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $124,871 to reflect the cumulative effect of this change up to the date of the adoption.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Funds Advisors LLC ('Investment Manager'), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 2002, Salomon Smith Barney Inc., another subsidiary of SSBH, owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

Note 3. Portfolio Activity

During the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $272,387,628
                                                              ------------
                                                              ------------
Sales.......................................................  $286,102,353
                                                              ------------
                                                              ------------

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $  5,404,247
Gross unrealized depreciation...............................   (26,768,587)
                                                              ------------
Net unrealized depreciation.................................  $(21,364,340)
                                                              ------------
                                                              ------------

Note 4. Bank Loan

The Fund had outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation which matured on November 20, 2001.

At August 31, 2002, the Fund had outstanding a $59,124,414 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the adviser acts as administrative agent. The agreement between the Fund and CXC Inc. commenced on November 20, 2001. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 2002, the Fund held loan participations with a total cost of $459,090.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any unrealized gain or loss recorded on such transactions.

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Capital Loss Carryforward

At August 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $44,035,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                   2007              2009             2010
                                   ----              ----             ----
Carryforward Amounts..........  $15,469,000       $8,616,000       $19,950,000

Note 9. Dividends Subsequent to August 31, 2002

On July 18, 2002, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.11875 per share, payable on September 27, October 25 and November 29, 2002, to shareholders of record on September 17, October 16 and November 13, 2002, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements  (continued)

Note 10. Subsequent Event

On October 23, 2002, PIMCO Funds Advisors LLC ('PIMCO Advisors') and Salomon Brothers Asset Management Inc ('SBAM') reached an agreement for SBAM to acquire the investment management and advisory business of PIMCO Advisors with respect to the Fund. Upon the consummation of the transaction contemplated by the agreement between PIMCO Advisors and SBAM, PIMCO Advisors will cease to act as investment manager to the Fund and SBAM will be responsible for all investment management, advisory and administrative services to the Fund. The closing of the transaction under the agreement between PIMCO Advisors and SBAM is subject to stockholder approval of new advisory and administration agreements.

The Board of Directors of the Fund has approved the continuation of the existing investment advisory arrangements with PIMCO Advisors and SBAM for the Fund until the earlier of the closing of the transaction under the agreement between PIMCO Advisors and SBAM or October 31, 2003. In addition, the Board of Directors of the Fund has approved a new investment advisory and administration agreement between the Fund and SBAM. Under the new agreement, the aggregate advisory fees payable by the Fund will be reduced. The new agreement will be submitted for stockholder approval at the Annual Meeting to be held on or about December 2002.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------
Financial Highlights
For a share of common stock outstanding throughout each fiscal year ended
August 31, unless otherwise noted:

                                                    2002       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR..............................    $10.77     $11.94     $10.98     $ 9.76     $16.18
                                                  --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income(2).......................      1.36       1.38       1.44       1.59       1.55
 Net realized and unrealized
   gain (loss)(2)...............................     (1.83)     (1.12)      0.95       1.30      (5.53)
                                                  --------   --------   --------   --------   --------
Total Income (Loss) From Operations.............     (0.47)      0.26       2.39       2.89      (3.98)
                                                  --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income..........................     (1.38)     (1.42)     (1.43)     (1.67)     (1.62)
 Net realized gains.............................        --         --         --         --      (0.49)
 Capital........................................     (0.05)     (0.01)        --         --         --
 Excess of net realized capital gains...........        --         --         --         --      (0.33)
                                                  --------   --------   --------   --------   --------
Total Distributions.............................     (1.43)     (1.43)     (1.43)     (1.67)     (2.44)
                                                  --------   --------   --------   --------   --------
INCREASE IN NET ASSET VALUE DUE TO SHARES ISSUED
 ON REINVESTMENT OF DIVIDENDS...................      0.01         --         --         --         --
                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....................    $ 8.88     $10.77     $11.94     $10.98     $ 9.76
                                                  --------   --------   --------   --------   --------
                                                  --------   --------   --------   --------   --------
MARKET VALUE, END OF YEAR.......................    $10.43     $11.88   $11.6250   $11.3125    $8.5625
TOTAL RETURN,
 BASED ON MARKET VALUE(1).......................     (0.25)%    16.26%     17.57%     53.57%    (34.35)%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense.....      3.24%      4.90%      4.95%      4.22%      3.54%
 Total expenses, excluding interest expense
   (operating expenses).........................      1.43%      1.28%      1.30%      1.27%      1.31%
 Net investment income(2).......................     13.80%     12.53%     12.53%     14.26%     10.56%
PORTFOLIO TURNOVER RATE.........................       129%        92%       111%       102%       144%
NET ASSETS, END OF YEAR (000S)..................  $132,851   $159,797   $176,070   $162,004   $142,129
Bank Loans Outstanding,
 End of Year (000s).............................   $59,124    $75,000    $75,000    $75,000    $75,000
Weighted Average Bank Loans (000s)..............   $72,423    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate
 on Bank Loans..................................      3.71%      7.86%      8.28%      6.42%      6.34%
--------------------------------------------------------------------------------------------------------

(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2) Without the adoption of the change in the accounting method discussed in
    Note 1 of the financial statements, for the year ended August 31, 2002, those amounts would have been $1.37, $1.84 and 13.87% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------
Report of Independent Accountants


To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the 'Fund') at August 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
October 23, 2002

GLOBAL             PARTNERS             INCOME             FUND             INC.


PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

GLOBAL             PARTNERS             INCOME             FUND             INC.


-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the

GLOBAL             PARTNERS             INCOME             FUND             INC.


-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at

GLOBAL             PARTNERS             INCOME             FUND             INC.


-------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------
Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

    The business and affairs of Global Partners Income Fund Inc. ('Fund') are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                                       TERM OF
                                                      OFFICE(1)
                                                         AND
                                      POSITION(S)      LENGTH
                                       HELD WITH       OF TIME   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                  FUND(1)        SERVED    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                       Director and       Since    President, The Council
The Council on Foreign Relations     Member of the      2000      on Foreign Relations;
58 East 68th Street                Audit Committee,               formerly, Columnist,
New York, NY 10021                     Class I                    Deputy Editorial Page s
Age 64                                                           Editor and Editor, Op- e
                                                                  Ed Page, The New York
                                                                          Times

Riordan Roett                        Director and       Since    Professor and Director,
The Johns Hopkins University         Member of the      1997     Latin American Studies
1740 Massachusetts Ave., NW        Audit Committee,              Program, Paul H. Nitze
Washington, DC 20036                  Class III                    School of Advanced
Age 63                                                           International Studies,
                                                                    The Johns Hopkins
                                                                       University

Jeswald W. Salacuse                  Director and       Since        Henry J. Braker
Tufts University                     Member of the      2000     Professor of Commercial
The Fletcher School of             Audit Committee,              Law and formerly Dean, s
Law & Diplomacy                       Class III                  The Fletcher School of e
Packard Avenue                                                      Law & Diplomacy,
Medford, MA 02155                                                   Tufts University
Age 64

INTERESTED DIRECTORS:

R. Jay Gerken                        Director and       Since       Managing Director
Salomon Smith Barney Inc.            Co-Chairman,       2002        of Salomon Smith
125 Broad Street, 9th Floor            Class II                    Barney Inc. ('SSB')
New York, NY 10004
Age 51

Stephen Treadway                     Director and       Since     Managing Director of
PIMCO Funds Distributors LLC         Co-Chairman,       2000     Allianz Dresdner Asset
2187 Atlantic Street, Suite 100        Class I                    Management of America
Stamford, CT 06902                                                   L.P. ('ADAMA')
Age 54                                                              (formerly, PIMCO
                                                                     Advisors L.P.);
                                                                  Managing Director and
                                                                 Chief Executive Officer
                                                                     of PIMCO Funds
                                                                    Distributors LLC
                                                                 ('PFD') since May 1996;
                                                                  Managing Director and
                                                                     Chief Executive
                                                                 Officer, PIMCO Advisors


                                         NUMBER OF
                                        PORTFOLIOS
                                        ADVISED BY
                                       SBAM,(2) SBAM
                                         AND PIMCO
                                     ADVISORS,(3) AND
                                           PIMCO
                                      ADVISORS(4) AND
                                        OVERSEEN BY              OTHER
                                    DIRECTOR (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS, AND AGE                   THE FUND)          HELD BY DIRECTOR
------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                                13(2)         Britannica.com;
The Council on Foreign Relations               6(3)          Director of 2
58 East 68th Street                            0(4)            registered
New York, NY 10021                                        investment companies
Age 64                                                    advised by Advantage
                                                             Advisers, Inc.
                                                             ('Advantage')

Riordan Roett                                 13(2)        The Latin America
The Johns Hopkins University                   6(3)        Equity Fund, Inc.
1740 Massachusetts Ave., NW                    0(4)
Washington, DC 20036
Age 63

Jeswald W. Salacuse                           13(2)          Director of 2
Tufts University                               6(3)            registered
The Fletcher School of                         1(4)       investment companies
Law & Diplomacy                                           advised by Advantage
Packard Avenue
Medford, MA 02155
Age 64

INTERESTED DIRECTORS:

R. Jay Gerken                                184(2)               None
Salomon Smith Barney Inc.                      6(3)
125 Broad Street, 9th Floor                    0(4)
New York, NY 10004
Age 51

Stephen Treadway                               0(2)               None
PIMCO Funds Distributors LLC                   6(3)
2187 Atlantic Street, Suite 100               56(4)
Stamford, CT 06902
Age 54


GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------
Additional Information (unaudited)  (continued)

                                                       TERM OF
                                                      OFFICE(1)
                                                         AND
                                      POSITION(S)      LENGTH
                                       HELD WITH       OF TIME   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                  FUND(1)        SERVED    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
OFFICERS:

Peter J. Wilby, CFA                    President        Since     Managing Director of
SSB                                                     2002         SSB and Salomon
388 Greenwich Street                Executive Vice      1994-        Brothers Asset
New York, NY 10013                     President        2002     Management Inc ('SBAM')
Age 43                                                                    since
                                                                      January 1996

Lewis E. Daidone                    Executive Vice      Since     Managing Director of
SSB                                  President and      2002      SSB; Chief Financial
125 Broad Street, 11th Floor             Chief                    Officer of the Smith
New York, NY 10004                  Administrative                Barney Mutual Funds;
Age 44                                  Officer                    Director and Senior
                                       Treasurer        1998-       Vice President of
                                                        2002        Smith Barney Fund
                                                                 Management LLC ('SBFM')
                                                                      and Travelers
                                                                  Investment Advisers,
                                                                      Inc. ('TIA')

Irving P. David                     Chief Financial     Since        Director of SSB
SSB                                   Officer and       2002
125 Broad Street, 10th Floor           Treasurer
New York, NY 10004                                    May- July
Age 41                                Controller        2002

James E. Craige                     Executive Vice      Since     Managing Director of
SSB                                    President        1999       SSB and SBAM since
388 Greenwich Street                                             December 1998; Director
New York, NY 10013                                                of SSB and SBAM since
Age 34                                                            January 1998 and Vice
                                                                  President of SSB and
                                                                  SBAM from May 1992 to
                                                                      January 1998

Thomas K. Flanagan                  Executive Vice      Since     Managing Director of
SSB                                    President        1994       SSB and SBAM since
388 Greenwich Street                                             December 1998; Prior to
New York, NY 10013                                               December 1998, Director
Age 49                                                               of SSB and SBAM

Newton B. Schott, Jr.               Executive Vice      Since     Chief Administrative
PFD                                    President        1997        Officer, Managing
2187 Atlantic Street, Suite 100                                   Director and General
Stamford, CT 06902                                                 Counsel of PFD and
Age 60                                                            Managing Director and
                                                                 Chief Legal Officer of
                                                                     PIMCO Advisors

Beth Semmel, CFA                    Executive Vice      Since     Managing Director of
SSB                                    President        1998       SSB and SBAM since
388 Greenwich Street                                             December 1998; Director
New York, NY 10013                                                of SSB and SBAM since
Age 41                                                                January 1996


                                        NUMBER OF
                                       PORTFOLIOS
                                       ADVISED BY
                                      SBAM,(2) SBAM
                                        AND PIMCO
                                    ADVISORS,(3) AND
                                          PIMCO
                                     ADVISORS(4) AND
                                       OVERSEEN BY              OTHER
                                   DIRECTOR (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS, AND AGE                  THE FUND)          HELD BY DIRECTOR
-----------------------------------------------------------------------------
OFFICERS:

Peter J. Wilby, CFA                    N/A                       N/A
SSB
388 Greenwich Street
New York, NY 10013
Age 43

Lewis E. Daidone                       N/A                       N/A
SSB
125 Broad Street, 11th Floor
New York, NY 10004
Age 44

Irving P. David                        N/A                       N/A
SSB
125 Broad Street, 10th Floor
New York, NY 10004
Age 41

James E. Craige                        N/A                       N/A
SSB
388 Greenwich Street
New York, NY 10013
Age 34

Thomas K. Flanagan
SSB
388 Greenwich Street
New York, NY 10013
Age 49

Newton B. Schott, Jr.                  N/A                       N/A
PFD
2187 Atlantic Street, Suite 100
Stamford, CT 06902
Age 60

Beth Semmel, CFA                       N/A                       N/A
SSB
388 Greenwich Street
New York, NY 10013
Age 41

GLOBAL             PARTNERS             INCOME             FUND             INC.
-------------------------------------
Additional Information (unaudited)  (continued)


                                                       TERM OF
                                                      OFFICE(1)
                                                         AND
                                      POSITION(S)      LENGTH
                                       HELD WITH       OF TIME   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                  FUND(1)        SERVED    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------
Frances M. Guggino                    Controller        Since        Vice President,
Citibank, NA                                            2002          Citibank, NA
125 Broad Street, 10th Floor
New York, NY 10004
Age 40

Christina T. Sydor                     Secretary        Since     Managing Director of
SSB                                                     1998      SSB; General Counsel
300 First Stamford Place                                          and Secretary of SBFM
Stamford, CT 06902                                                       and TIA
Age 51


                                        NUMBER OF
                                       PORTFOLIOS
                                       ADVISED BY
                                      SBAM,(2) SBAM
                                        AND PIMCO
                                    ADVISORS,(3) AND
                                          PIMCO
                                     ADVISORS(4) AND
                                       OVERSEEN BY              OTHER
                                   DIRECTOR (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS, AND AGE                  THE FUND)          HELD BY DIRECTOR
-----------------------------------------------------------------------------
Frances M. Guggino                     N/A                       N/A
Citibank, NA
125 Broad Street, 10th Floor
New York, NY 10004
Age 40

Christina T. Sydor                     N/A                       N/A
SSB
300 First Stamford Place
Stamford, CT 06902
Age 51


---------

(1) The Fund's Board of Directors is divided into three classes: Class I,
    Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2003, year 2002 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Number of portfolios advised by Salomon Brothers Asset Management Inc ('SBAM') or affiliates of SBAM.

(3) Number of portfolios advised by both SBAM or affiliates of SBAM and PIMCO Funds Advisors LLC ('PIMCO Advisors') or affiliates of PIMCO Advisors.

(4) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

GLOBAL             PARTNERS             INCOME             FUND             INC.

---------
Directors

LESLIE H. GELB
    President, The Council on Foreign Relations

R. JAY GERKEN
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.

RIORDAN ROETT
    Professor and Director, Latin American
    Studies Program, Paul H. Nitze
    School of Advanced International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
    Law & Diplomacy Tufts University

STEPHEN TREADWAY
    Co-Chairman of the Board;
    Managing Director,
    Allianz Dresdner Asset
    Management of America L.P.
    Managing Director and
    Chief Executive Officer
    PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
    Consultant; formerly Chairman,
    ASARCO Inc.

-------
Officers

R. JAY GERKEN
    Co-Chairman of the Board

STEPHEN TREADWAY
    Co-Chairman of the Board

PETER J. WILBY, CFA
    President

LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer

IRVING P. DAVID
    Chief Financial Officer and Treasurer

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

BETH A. SEMMEL, CFA
    Executive Vice President

FRANCES M. GUGGINO
    Controller

CHRISTINA T. SYDOR
    Secretary

-----------------
Global Partners
Income Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

    Telephone 1-888-777-0102

INVESTMENT MANAGER
    PIMCO Funds Advisors LLC
    1345 Avenue of the Americas
    New York, New York 10105

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

--------------------------------------------------------------------------------

Global Partners
Income Fund Inc.

Annual Report
August 31, 2002

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038



----------------
FIRST-CLASS MAIL
 U.S. POSTAGE
     PAID
  BROOKLYN, NY
   PERMIT No.
     1726
----------------


GDFANN 8/02
 02-3978





                              STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as.................................. [div]